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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              -------------------


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
 June 30, 1995


                           THE HILLHAVEN CORPORATION
             (Exact name of registrant as specified in its charter)


         Nevada                    1-10426                   91-1459952
    (State or other              (Commission              (I.R.S. Employer
    jurisdiction of              File Number)            Identification No.)
    incorporation)

1148 Broadway Plaza, Tacoma, Washington                           98402
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:
 (206) 572-4901

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Item 5.  Other Events

     On June 30, 1995, The Hillhaven Corporation (the "Company") acquired Nationwide Care, Inc. ("Nationwide") and its affiliated corporations and partnerships through (i) a stock exchange between the Company and Nationwide, Phillippe Enterprises, Inc. and Meadowvale Skilled Care Center, Inc., (ii) the assignment of all of the outstanding partnership interests in Camelot Care Centers to Nationwide and (iii) the assignment of all of the outstanding partnership interests in Evergreen Woods, Ltd. to the Company's wholly owned subsidiary, First Healthcare Corporation (the "Share Exchange"). Nationwide and the Share Exchange are discussed in greater detail in the Company's Registration Statement on Form S-4 (File No. 33-58641), which was filed with the Securities and Exchange Commission on May 19, 1995. This current report is being filed to update Nationwide's financial statements pursuant to Rule 3-12 of Regulation S-X.

Item 7.  Financial Statements and Exhibits

(a)(1) The financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations of Nationwide updated through May 31, 1995 are attached as Exhibit 99.01 hereto and incorporated herein by this reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE HILLHAVEN CORPORATION


                                       By:
                                           ------------------------
                                           Richard P. Adcock
                                           Senior Vice President,
                                            Secretary and General
                                            Counsel

Dated: August 11, 1995

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                                 EXHIBIT INDEX


Exhibit 99.01 Financial statements of Nationwide Care, Inc. as of September 30, 1994, with Independent Auditors' Report thereon, unaudited financial statements of Nationwide Care, Inc. as of May 31, 1995 and the Nationwide Care, Inc. Management's Discussion and Analysis of Financial Condition and Results of Operations for the three years ended September 30, 1994 and the eight months ended May 31, 1994 and 1995.